UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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T-3 ENERGY SERVICES, INC.

(Name of Registrant as Specified in its Charter)

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T-3 Energy Services, Inc.
13111 Northwest Freeway, Suite 500
Houston, Texas 77040

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time	10:00 a.m., Houston time, on Thursday, May 27, 2004

Place	13111 Northwest Freeway, Suite 500, Houston, Texas 77040

Items of Business	1. Elect three members to Class III of the Board of Directors.

2. Transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date	April 8, 2004

Annual Report	The Annual Report for the year ended December 31, 2003, which is not a part of the proxy solicitation material, has been mailed along with this Notice and accompanying Proxy Statement.

Proxy Voting	Stockholders of record at the close of business on the Record Date may appoint proxies and vote their shares by signing, dating and mailing the enclosed proxy card in the envelope provided.

Stockholders whose shares are held by a bank, broker or other agent may appoint proxies and vote as provided by that bank, broker or other agent.

Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the meeting.

By Order of the Board of Directors,

MICHAEL T. MINO Vice President and Corporate Controller

April 28, 2004

T-3 ENERGY SERVICES, INC.

PROXY STATEMENT
for the
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Thursday, May 27, 2004

     This Proxy Statement and the accompanying proxy/voting instruction card are being furnished to stockholders of record of T-3 Energy Services, Inc. (“T-3 Energy” or “Company”) by the Company’s Board of Directors in connection with its solicitation of proxies to be used at the 2004 Annual Meeting of Stockholders, scheduled to be held at 10:00 a.m. (Houston time) on Thursday, May 27, 2004 at our principal executive offices at 13111 Northwest Freeway, Suite 500, Houston, Texas 77040, or any postponements or adjournments thereof. This Proxy Statement and the accompanying proxy card contain information related to the Annual Meeting and will be mailed to stockholders on or about April 28, 2004.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
THE ANNUAL MEETING

Q.	Why am I receiving these materials?

A.	The Board is providing these proxy materials for you in connection with the Annual Meeting of Stockholders, which is scheduled to take place on Thursday, May 27, 2004. The Board is soliciting proxies to be used at the meeting. You are also invited to attend the Annual Meeting and are requested to vote on the proposal described in this Proxy Statement.

Q.	What information is contained in these materials?

A.	The information included in this Proxy Statement relates to the proposal to be voted on at the Annual Meeting, the voting process, the compensation of our directors and our most highly paid officers, and certain other required information. A proxy card and a return envelope are also enclosed.

Q.	What proposals will be voted on at the Annual Meeting?

A.	The only proposal scheduled to be voted on at the Annual Meeting is the election of three Class III Directors.

Q.	Which of my shares may I vote?

A.	All shares owned by you as of the close of business on the Record Date, April 8, 2004, may be voted by you. On that date, there were 10,581,986 shares of common stock outstanding and entitled to vote at the Annual Meeting. The shares owned by you include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Each of your shares is entitled to one vote at the annual meeting.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.	Some stockholders of T-3 Energy hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

STOCKHOLDER OF RECORD: If your shares are registered directly in your name with T-3 Energy’s transfer agent, Mellon Investor Services, LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by T-3 Energy. As the stockholder of record, you have the right to grant your voting proxy directly to T-3 Energy or to vote in person at the Annual Meeting. T-3 Energy has enclosed a proxy card for you to use.

BENEFICIAL OWNER: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q.	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A.	You should follow the directions your broker provides in order to instruct your broker how you wish to vote. If your broker does not receive appropriate instructions from you, the broker may choose, in its discretion, how to vote your shares held in street name with respect to the election of the three Class III Directors. “Broker non-votes” occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary authority to vote the shares.

Q.	How can I vote my shares in person at the Annual Meeting?

A.	Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting, T-3 Energy recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. You may request that your previously submitted proxy card not be used if you desire to vote in person when you attend the meeting. Shares held in “street name” may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. You are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting

Q.	How can I vote my shares without attending the Annual Meeting?

A.	Whether you hold shares directly as the stockholder of record or beneficially in “street name,” when you return your proxy card, properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card.

Q.	May I change my vote or revoke my proxy?

A.	If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by voting again prior to the meeting, by notifying the secretary of T-3 Energy in writing prior to the meeting, or voting at the meeting.

Q.	Who will count the vote?

A.	An inspector of election will count the vote.

Q.	What if I return my proxy card without specifying my voting choices?

A.	If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors.

Q.	What does it mean if I receive more than one proxy or voting instruction card?

A.	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q.	What constitutes a quorum?

A.	The presence, in person or by proxy, of the holders of a majority of the outstanding shares of T-3 Energy’s common stock is necessary to constitute a quorum at the meeting. If you submit a valid proxy card or attend the meeting, your shares will be counted to determine whether there is a quorum. Abstentions and “broker non-votes” also count towards the quorum.

Q.	What vote is required to approve each item?

A.	The nominees for Class III Director will be elected by a plurality of the votes cast at the Annual Meeting. The three nominees for election as Class III Directors at the Annual Meeting who receive the greatest number of votes cast for election by the stockholders will be elected as our Class III Directors. Broker non-votes and abstentions will not affect the outcome of the election of Class III Directors. If you hold your shares through a broker or nominee and you do not instruct them on how to vote on this proposal, the broker or nominee may have the authority to vote your shares in a manner of his choosing.

Q.	What are T-3 Energy’s voting recommendations?

A.	The Board of Directors recommends that you vote your shares “FOR” each of the nominees to Class III of the Board of Directors.

Q.	Where can I find the voting results of the Annual Meeting?

A.	T-3 Energy will announce preliminary voting results at the Annual Meeting and publish final results in T-3 Energy’s quarterly report on Form 10-Q for the second quarter of 2004.

PROPOSAL — ELECTION OF DIRECTORS

     At the Annual Meeting, three Class III Directors are to be elected to hold office until the third Annual Meeting of Stockholders following their election.

     The persons named in the accompanying proxy have been designated by the Board of Directors, as recommended by the Nominating Committee, and unless authority is withheld, those persons intend to vote for the election of the nominees named below to the Board as Class III Directors. Although the Board does not contemplate that the nominees will become unavailable for election, if such a situation arises before the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) that the Board nominates, as recommended by the Nominating Committee, or the size of the Board may be reduced accordingly. For information regarding ownership of common stock by the nominees and the other directors see “Other Information – Security Ownership of Certain Beneficial Owners and Management.” Certain information with respect to the director nominees, each director whose term of office will continue after the Annual Meeting, and each of the executive officers, is set forth below.

	Principal Position		Director
Name	with the Company	Age	Since
	Class I Director Whose Term Will Expire in 2005

Mark E. Baldwin	Director	50	2003

	Class II Directors Whose Term Will Expire in 2006

Joseph R. Edwards	Director	31	2001

Steven W. Krablin	Director	54	2001

James M. Tidwell	Director	57	2001

	Class III Directors Whose Term (If Re-elected) Will Expire in 2007

Stephen A. Snider	Director	56	2003

Ben A. Guill	Director	53	2001

Gus D. Halas	President, Chief Executive Officer and Chairman of the Board	53	2003

Nominees for Class III Directors

     Stephen A. Snider was appointed to the Board in August 2003. Mr. Snider has served as the president and chief executive officer and as a director of Universal Compression Holdings, Inc., a NYSE contract gas compression business headquartered in Houston, Texas, since 1998. Mr. Snider also serves as a director of Energen Corporation, a diversified energy company focusing on natural gas distribution and oil and gas exploration and production.

     Ben A. Guill has served as a director of the Company since December 17, 2001. Mr. Guill served as chairman of the board of the Company from the consummation of the merger between T-3 Energy Services, Inc. and Industrial Holdings, Inc. (which was renamed T-3 Energy Services, Inc.) on December 17, 2001 until the appointment of Joel V. Staff as chairman of the board on December 19, 2001. Mr. Guill is the president of First Reserve Corporation, a private equity firm focusing on the energy industry, and has served in that capacity since joining that firm in October 1998. Prior to joining First Reserve Corporation, Mr. Guill spent 18 years with Simmons & Company International, a Houston-based, energy-focused investment banking firm, from March 1980 until September 1998, where he served in various capacities last serving as managing director and co-head of investment banking. Mr. Guill is a director of National Oilwell, Inc., Superior Energy Services, Inc., Quanta Services, Inc. and Dresser, Inc.

     Gus D. Halas has served as president and chief executive officer and as a director of the Company since May 1, 2003. He was elected chairman of the board on March 8, 2004. From August 2001 to April 2003, Mr. Halas served as president and chief executive officer of Clore Automotive, Inc., a Lenexa, Kansas-based manufacturer and distributor of after-market auto parts and supplies. From January 2001 to May 2001, Mr. Halas served as president and chief executive officer of Marley Cooling Tower Company, a manufacturer of evaporative water-cooling towers for generation, industrial refrigeration and HVAC markets throughout the world. From January 1999 to August 2000, Mr. Halas served as president of Ingersoll-Dresser’s Pump Services Group, a remanufacturer and service provider of centrifugal pumps. From September 1986 to January 1999, Mr. Halas spent his career in various management roles, most recently as senior vice president, customer support services of Sulzer Industries, Inc., a manufacturer, remanufacturer and service provider of centrifugal pumps.

Approval

     The nominees for Class III Director will be elected by a plurality of the votes cast at the Annual Meeting. The three nominees for election as Class III Directors at the Annual Meeting who receive the greatest number of votes cast for election by the stockholders will be elected as our Class III Directors. Broker non-votes and abstentions will not affect the outcome of the election of Class III directors. If you hold your shares through a broker or nominee and you do not instruct them on how to vote on this proposal, the broker or nominee may have the authority to vote your shares in a manner of his choosing.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR EACH OF THE NOMINEES FOR CLASS III DIRECTORS.

Other Directors

     Mark E. Baldwin was appointed chairman of the board of the Company effective April 16, 2003 and served in that capacity until the election of Mr. Halas as his successor on March 8, 2004. He continues to serve as a director of the Company. Mr. Baldwin joined First Reserve Corporation in April 2003 as an operating partner. From October 2001 to August 2002, Mr. Baldwin was executive vice president and chief financial officer of Nextiraone, LLC, a distributor and service provider of voice and data network infrastructure equipment. From September 1997 to April 2001, Mr. Baldwin was chairman of the board and chief executive officer of Pentacon, Inc., a distributor of fasteners and small parts. Prior to 1997, Mr. Baldwin spent 17 years with Keystone International, Inc., a manufacturer of industrial flow control equipment, in a variety of positions, the most recent of which was president of its industrial valves and controls group.

     Joseph R. Edwards has served as a director of the Company since the consummation of the merger with Industrial Holdings, Inc. on December 17, 2001. Mr. Edwards has served in various capacities at First Reserve Corporation since joining the firm in March 1998 and currently serves as a vice president in its Houston office. From July 1995 until March 1998, Mr. Edwards served as a member of the corporate finance team of Simmons & Company International, a Houston-based, energy-focused investment-banking firm. Mr. Edwards is a director of Superior Energy Services, Inc.

     Steven W. Krablin has served as a director of the Company since the consummation of the merger with Industrial Holdings, Inc. on December 17, 2001. From January 1996 to the present, Mr. Krablin has served as vice president and chief financial and accounting officer for National Oilwell, Inc., a NYSE manufacturer of drilling equipment and a distributor of oilfield supplies.

     James M. Tidwell has served as a director of the Company since the consummation of the merger with Industrial Holdings, Inc. on December 17, 2001. From January 2000 to the present, Mr. Tidwell has served as vice president finance and chief financial officer of WEDGE Group Incorporated, a privately owned investment company with holdings in manufacturing, hotels, commercial real estate and oilfield services. From August 1996 through June 1999, Mr. Tidwell served as executive vice president and chief financial officer of Daniel Industries, Inc., and he served as president of Daniel Measurement & Control from July 1999 until January 2000. Prior to then, Mr. Tidwell served as vice president and chief financial officer of Hydril Co. from August 1992 until July 1996. Mr. Tidwell is a director of Pioneer Drilling Company, Eott Energy Corp. and TGC Industries, Inc.

Other Executive Officers

     Keith A. Klopfenstein, 37, has served as vice president of operations of the Company since his appointment to that position on September 23, 2003. Mr. Klopfenstein joined the Company in May 2003 as manager of operations. From December 2002 to April 2003, Mr. Klopfenstein served as vice president of strategic operations for Flow Products Inc., a manufacturer of pumps for the municipal, petroleum, industrial and chemical industries. From May 2001 to November 2002, he served as vice president of operations for Flow Products Inc. From October 1997 to May 2001, Mr. Klopfenstein was manufacturing manager at Tyco Valves & Controls, a manufacturer of valves and actuators for the municipal, industrial, commercial building and chemical industries. Prior to then, Mr. Klopfenstein held a variety of engineering and management positions with two subsidiaries of Keystone International, Inc.

     Michael T. Mino, 49, has served as vice president and corporate controller of the Company since August 2002. Prior to that time, he served as vice president, chief financial officer, secretary and treasurer of the Company since the consummation of the merger with Industrial Holdings, Inc. on December 17, 2001. From March 2000 until the merger, Mr. Mino served as vice president and chief financial officer of the former T-3 Energy Services, Inc., which was acquired in the merger. From July 1997 until March 2000, he served as chief financial officer, secretary and treasurer of Tulsa Industries, Inc., a manufacturer of oilfield equipment headquartered in Tulsa, Oklahoma. From July 1995 until July 1997, he served as chief financial officer of Intellicard Communications, Inc., a privately held reseller of long distance services. Prior to then, Mr. Mino was in public accounting for eighteen years with PricewaterhouseCoopers L.L.P., the last six of which he served as a partner in the firm’s Business Assurance Division.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

The Role of the Board

     In accordance with Delaware law, our operations are managed under the broad supervision of the Board of Directors, which has ultimate responsibility for the establishment and implementation of our general operating philosophy, objectives, goals and policies.

Independence of Directors

     In February 2003, the Board of Directors adopted a set of corporate governance guidelines, addressing, among other things, standards for evaluating the independence of its directors. Pursuant to the guidelines, the Board reviewed the independence of our directors. During this review, the Board considered transactions and relationships during prior years between each director or his affiliates and T-3 Energy and its subsidiaries, affiliates and investors. The Board also examined transactions and relationships between directors or their affiliates and members of senior management or their affiliates. As provided in the guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. However, because of First Reserve Fund VIII, L.P.’s beneficial ownership of 86% of T-3, the Company qualifies as a “controlled company” and is exempt from NASD’s requirement to maintain a majority of independent directors.

     Independence review is an ongoing process, and the Board has affirmatively determined that all three Audit Committee members are independent of T-3 Energy and its management under the standards set forth in the corporate governance guidelines.

Board and Committee Meeting Attendance and Compensation

     During 2003, the Board of Directors held four meetings. Each director attended 75% or more of the meetings held by the Board or meetings of Board committees of which he was a member during his tenure in 2003. During 2003, outside directors, other than former Chairman Joel V. Staff, received an annual fee of $11,250, $1,000 for attendance at Board meetings and $500 for attendance at committee meetings, as well as reimbursement for reasonable travel expenses incurred in attending such meetings. Effective August 14, 2003, compensation for outside directors was increased to $15,000 annually; $1,000 for attendance at each directors meeting; $500 for attendance at each committee meeting; $2,000 annually for the Audit Committee Chairman; and 5,000 non-statutory stock options awarded on January 1 of each year. During 2003, then-Chairman Staff received a pro-rated annual fee of $5,000, $1,000 for attendance at Board meetings and $500 for attendance at committee meetings, as well as reimbursement for reasonable travel expenses incurred in attending such meetings. During 2003, each of the non-employee directors, excluding former Chairman Staff, was awarded 5,000 stock options. Then-Chairman Staff was awarded 25,000 stock options, which expired unvested upon his resignation in April 2003. Options granted to non-employee directors have an exercise price equal to the fair market value of the Company’s common stock on the date of grant, vest over a three-year period, and expire 10 years after the effective date of the grant, subject to prior termination, all pursuant to the terms of the T-3 Energy Services, Inc. 2002 Stock Incentive Plan. Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings, we encourage them to attend and historically they have done so. Six of the seven Board members attended last year’s annual stockholders meeting.

Committees of the Board of Directors

     Under delegated authority, various board functions are discharged by the standing committees of the Board of Directors. T-3 Energy’s standing committees during 2003 were the Audit Committee, the Compensation Committee and the Nominating Committee.

The Audit Committee

     The Audit Committee held four meetings in 2003 and was comprised of Messrs. Krablin, Tidwell and Staff from January 1, 2003 through April 16, 2003. Under the National Association of Securities Dealers’ listing standards, all of the foregoing members of the committee were independent. From April 16, 2003 through September 23, 2003, the committee was comprised of Messrs. Krablin, Tidwell and Edwards. Upon the resignation of Mr. Staff in April 2003, the Board elected to maintain a three-member audit committee, in accordance with its charter. As no other members of the Board at that time were determined to be independent, Mr. Edwards, a vice president of T-3 Energy’s controlling shareholder, was appointed as the third member. Mr. Edwards was not independent under the NASD’s listing standards, and in accordance with the “exceptional and limited circumstances” provisions of the NASD’s listing standards, Mr. Edwards was to serve as a member of the committee for not more than two years or until an independent director was elected and appointed to the committee. Effective September 23, 2003, Mr. Edwards resigned from the committee and was replaced by Mr. Snider, who is independent under the NASD’s listing standards. The Board of Directors has determined that Mr. Krablin is an audit committee financial expert under the Securities and Exchange Commission (“SEC”) rules and independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A.

Report of the Audit Committee

     The Audit Committee of the Board of Directors is composed of three directors, independent and otherwise qualified as required by The Nasdaq Stock Market and the SEC, and operates under a written charter which was updated and approved by the Board of Directors in April 2004 and is reviewed at least annually by the committee. A copy of the charter is attached to this Proxy Statement as Appendix A.

     Management is responsible for the adequacy of the Company’s financial statements, internal controls and financial reporting processes. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements, expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in accordance with generally accepted auditing standards and issuing a report thereon. The committee is responsible for monitoring and overseeing these processes and otherwise assisting the directors in fulfilling their responsibilities relating to corporate accounting, reporting practices, and reliability of the financial reports of the Company. The functions of the committee are focused primarily on four areas:

•	The quality and integrity of the Company’s financial statements;

•	The scope and adequacy of the Company’s internal controls and financial reporting processes;

•	The independence and performance of the Company’s independent auditors; and

•	The Company’s compliance with legal and regulatory requirements related to the filing and disclosure of the quarterly and annual financial statements of the Company.

     The principal functions of the committee include:

•	The selection of independent auditors, and approving the scope, timing and fees of the annual audit as well as any non-audit services to be provided by the independent auditors;

•	Meeting with management and with the independent auditors to review the scope, procedures and results of the audit, the appropriateness of accounting principles and disclosure practices, and the adequacy of the Company’s financial and accounting personnel and resources;

•	Meeting with management and the independent auditors to review the Company’s internal controls, including computerized information systems controls and security;

•	Reviewing the Company’s financial statements and earnings releases prior to filing;

•	Reviewing significant changes in accounting standards and legal and regulatory matters that may impact the financial statements;

•	Meeting with management to review compliance policies and programs, including the Company’s conflict of interest and ethical conduct policy; and

•	Conferring independently with the independent auditors in carrying out these functions.

     To be in a position to accept the Company’s 2003 consolidated financial statements, the committee took a number of steps:

•	The committee approved the scope of the Company’s independent audit;

•	The committee met with independent auditors, with and without management present, to discuss the results of their audit, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting;

•	The committee reviewed and discussed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, and received management’s representation that the Company’s financial statements were prepared in accordance with generally accepted accounting principles;

•	The committee discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, including their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, estimates and financial statements and such other matters as are required to be discussed with the committee under auditing standards generally accepted in the United States; and

•	The committee discussed with Ernst & Young LLP their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and considered the compatibility of nonaudit services with the auditors’ independence.

     Based upon the above reviews and discussions with management and Ernst & Young LLP, and the committee’s review of the representations of management and the report of Ernst & Young LLP to the committee, the committee has approved the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC.

AUDIT COMMITTEE,
Steven W. Krablin, Chairman
James M. Tidwell
Stephen A. Snider

The Compensation Committee

     The Compensation Committee of the Board of Directors sets the compensation for executive personnel of the Company and administers the Company’s stock option and other compensation plans. The committee is currently comprised of Ben A. Guill, Mark E. Baldwin and Stephen A. Snider. Messrs. Thomas R. Denison and Joel V. Staff also served as members of the committee until their respective resignations during 2003. Messrs. Guill and Baldwin are not independent under the NASD’s listing standards; however, because of First Reserve Fund VIII, L.P.’s beneficial ownership of 86% of T-3 Energy, the Company qualifies as a “controlled company” and is exempt from the requirement to maintain an independent compensation committee. The committee held one meeting in 2003.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     No non-executive director has served as an officer or employee of the Company, and there are no compensation committee interlocks with our executive officers.

Compensation Committee Report on Executive Compensation

     Compensation for the executive officers for 2003 was determined based on the contractual terms of the officers’ employment agreements and bonus plans approved by T-3 Energy’s Board of Directors. Bonus compensation is determined based upon achievement of certain specified company earnings targets.

     For future periods, under the supervision of the committee, T-3 Energy will develop and implement compensation policies, plans and programs designed to enhance the profitability of the Company, and therefore stockholder value, by aligning closely the financial interests of T-3 Energy’s senior executives with those of its stockholders. The committee has adopted the following objectives as guidelines for making its compensation decisions:

•	Provide a competitive total compensation package that enables the Company to attract and retain key executives,

•	Integrate all compensation programs with the Company’s annual and long-term business objectives and strategy, and focus executive behavior on the fulfillment of those objectives, and

•	Provide variable compensation opportunities that are directly linked to the performance of the Company and that align executive remuneration with the interests of stockholders.

     Executive base compensation for senior executives is intended to be competitive with that paid in comparably situated industries and to provide a reasonable degree of financial security and flexibility to those individuals who the board of directors regards as adequately performing the duties associated with the various senior executive positions. In furtherance of this objective, the committee periodically, though not necessarily annually, reviews the salary levels of a sampling of companies that are regarded by the committee as having sufficiently similar financial and operational characteristics to provide a reasonable basis for comparison. Although the committee does not attempt to specifically tie executive base pay to that offered by any particular sampling of companies, the review provides a useful gauge in administering the Company’s base compensation policy. In general, however, the committee considers the credentials, length of service, experience, and consistent performance of each individual senior executive when setting compensation levels.

     To ensure retention of qualified management, the Company entered into an employment agreement with its president and chief executive officer, Gus D. Halas. The employment agreement established annual base salary amounts that the committee may increase based on the foregoing criteria. In addition, based upon the Company’s performance in fiscal 2003, the committee awarded Mr. Halas non-statutory stock options to purchase 50,000 shares of common stock in February 2004. In accordance with his employment agreement, Mr. Halas received a bonus of $215,000 in 2003.

     The T-3 Energy Services 2002 Stock Incentive Plan is intended to provide key employees (including executive officers) of the Company and its subsidiaries, with a continuing proprietary interest in the Company, with a view to increasing the interest in the Company’s welfare of those personnel who share the primary responsibility for the management and growth of the Company. Moreover, the T-3 Energy Services 2002 Stock Incentive Plan provides a significant non-cash form of compensation that is intended to benefit the Company by enabling it to continue to attract and to retain qualified personnel.

     The committee is authorized to make incentive equity awards under the incentive plan to key employees, including officers (whether or not they are also directors), of the Company and its subsidiaries. Although the incentive awards are not based on any one criterion, the committee will direct particular attention to management’s ability to implement the Company’s growth strategy. In making incentive awards, the committee will also consider margin improvements achieved through management’s realization of operational efficiencies.

COMPENSATION COMMITTEE
Stephen A. Snider, Chairman
Ben A. Guill
Mark E. Baldwin

The Nominating Committee

     The Nominating Committee of the Board of Directors is charged with evaluating and recommending candidates for election as directors, making recommendations concerning the size and composition of the Board of Directors and assessing the effectiveness of the Board of Directors. The committee operates under a written charter, which is attached as Appendix B. The committee is currently comprised of Ben A. Guill, Mark E. Baldwin and James M. Tidwell, with Mr. Baldwin serving as chairman. Thomas R. Denison and Joel V. Staff also served as members of the committee until their respective resignations during 2003. Messrs. Guill and Baldwin are not independent under the NASD’s listing standards; however, because of First Reserve Fund VIII, L.P.’s beneficial ownership of 86% of T-3, the Company qualifies as a “controlled company” and is exempt from the requirement to maintain an independent nominating committee. The committee held no meetings in 2003.

     In evaluating and determining whether to nominate a candidate for a position on the Company’s Board, the committee will consider whether the candidate possesses high professional ethics and values, relevant management and/or operational experience, and a commitment to enhancing stockholder value. The committee regularly assesses the size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. Candidates may come to the attention of the committee from current Board members, stockholders, professional search firms, officers or other persons. The committee will review all candidates in the same manner regardless of the source of the recommendation.

     Our Bylaws provide that nominations for the election of directors may be made by any stockholder who is a stockholder of record at the time of giving of notice described below; provided, however, that a stockholder may nominate a person for election as a director at a meeting only if written notice of such stockholder’s intent to make such nomination has been given to our Secretary as described in “Stockholder Proposals” in this Proxy Statement. Each notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to the stockholder giving the notice (i) the name and address, as they appear on T-3 Energy’s books, of such stockholder and (ii) the class and number of shares of T-3 Energy that are beneficially owned by such stockholder and that are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of T-3 Energy that are beneficially owned by such person.

Communicating with the Board of Directors

     Stockholders wishing to communicate with one or more directors or the Board as a whole may do so in writing addressed to the director(s) or the Board and sent to the Corporate Secretary, T-3 Energy Services, Inc., 13111 Northwest Freeway, Suite 500, Houston, Texas 77040.

     In addition, stockholders may communicate with directors by calling a hotline or via the Internet. Information concerning the hotline and website are available on the Company’s website at www.t3energyservices.com/corporategovernance.shtml. All reports are sent directly to the Audit Committee Chairman, Mr. Krablin, who is responsible for informing the other members of the Board of relevant issues.

Code of Ethics

     We have adopted a Senior Executive Ethics Policy that applies to our president and chief executive officer, chief financial officer, corporate controller, vice president of operations, director of human resources, vice presidents, and general mangers of operating units. The Senior Executive Ethics Policy is available in the Investor Relations section of our website at www.t3energyservices.com. We intend to post amendments to or waivers of the Senior Executive Ethics Policy (to the extent applicable to our chief executive officer or principal financial officer) at this location on our website.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

     The table below sets forth certain information regarding the beneficial ownership of common stock at April 8, 2004, by (i) each person known to us to beneficially own more than 5% of our common stock, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group.

Name of	Number of Shares	Percentage of
Beneficial Owner	Beneficially Owned(1)	Class
First Reserve Fund VIII, L.P. (2)
One Lafayette Place Greenwich, CT 06830	9,390,983	86.1%

Directors and Executive Officers:
Gus D. Halas (3)	38,333	*
Michael L. Stansberry (4)	171,865	1.6%
Steven J. Brading (5)	26,400	*
Michael T. Mino (6)	38,909	*
Keith A. Klopfenstein	—	*
W. Hunt Hodge (7)	5,000	*
Steven W. Krablin (8)	21,938	*
Joseph R. Edwards (9) (10)	5,000	*
Ben A. Guill (9) (10)	5,000	*
Mark E. Baldwin (10)	3,400	*
James M. Tidwell (9)	6,000	*
Stephen A. Snider	1,000	*
All directors and executive officers
as a group (12 persons) (1) and (3) – (10)	9,713,828	86.9%

*	Less than 1%

(1)	Subject to community property laws where applicable, each person has sole voting and investment power with respect to the shares listed, except as otherwise specified. Each person is a United States citizen. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission.

(2)	Consists of 9,065,373 shares of the Company’s Common Stock held directly by First Reserve Fund VIII, L.P. (“Fund VIII”), a Warrant to purchase 313,943 shares of the Company’s common stock exercisable within 60 days, and 11,667 vested shares of the Company’s Common Stock in underlying stock options issued to Ben A. Guill (5,000 shares), Thomas R. Denison (1,667 shares), and Joseph R. Edwards (5,000 shares). First Reserve Corporation is the general partner of First Reserve GP VIII, L.P., which in turn is the general partner of Fund VIII. Ben A. Guill, William E. Macaulay and John A. Hill, are the directors of First Reserve Corporation. The executive officers of First Reserve Corporation are Mr. Macaulay — chairman, chief executive officer and managing director; Mr. Guill — president and managing director; Mr. Hill — vice chairman and managing director; Thomas R. Denison — general counsel, secretary and managing director; J. Will Honeybourne — managing director; Thomas J. Sikorski — managing director; David A. Smith – director; Alex T. Krueger – director; and Jennifer C. Zarrilli — vice president, treasurer and chief financial officer. Each of J. Hardy Murchison, Timothy H. Day, Joseph R. Edwards, Catia Cesari, and Kenneth W. Moore is a vice president of First Reserve Corporation. Mark E. Baldwin is an operating partner and Kristin Custar is an assistant vice president of First Reserve Corporation. Each of these individuals disclaim beneficial ownership of the shares held by Fund VIII. Fund VIII may be deemed to share dispositive and voting control over the underlying options issued to Messrs. Guill, Denison, Edwards and Baldwin.

(3)	Includes 33,333 shares that may be acquired upon the exercise of stock options.

(4)	Includes 148,176 shares that may be acquired upon the exercise of stock options and 977 shares that may be acquired upon the exercise of warrants that are exercisable within 60 days. Mr. Stansberry resigned as a director and executive officer in June 2003.

(5)	Includes 25,000 shares that may be acquired upon the exercise of stock options. Mr. Brading resigned from the Company in April 2004.

(6)	Includes 35,120 shares that may be acquired upon the exercise of stock options and 156 shares that may be acquired upon the exercise of warrants that are exercisable within 60 days.

(7)	Mr. Hodge resigned from the Company in July 2003.

(8)	Includes 7,726 shares that may be acquired upon the exercise of stock options and 586 shares that may be acquired upon the exercise of warrants that are exercisable within 60 days.

(9)	Includes 5,000 shares that may be acquired upon the exercise of stock options.

(10)	Although each of Messrs. Baldwin, Edwards, Denison and Guill is an officer or employee of First Reserve Corporation, the general partner of First Reserve GP VIII, L.P., which is the general partner of First Reserve Fund VIII, L.P. each of them disclaims beneficial ownership of the shares held by First Reserve Fund VIII, L.P..

Securities Authorized for Issuance Under Equity Compensation Plans

     The following table provides information with respect to compensation plans under which our securities are authorized for issuance as of December 31, 2003:

Number of securities
remaining available for
	Number of securities	Weighted-average	future issuance under
	to be issued upon	exercise price of	equity compensation
	exercise of	outstanding	plans (excluding
	outstanding options,	options, warrants	securities reflected in
	warrants and rights	and rights	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	577,979	$11.50	422,021
Equity compensation plans not approved by security holders	—	$—	—

Total	577,979	$11.50	422,021

Executive Compensation

     Summary Compensation Table. The following table provides certain summary information covering compensation paid or accrued during 2003, 2002 and 2001, as applicable, to our chief executive officer and certain other executive officers (the “Named Executive Officers”).

					Long-Term Compensation
	Annual Compensation				Awards
				Other Annual
				Compensation	Securities	All Other
		Salary	Bonus		Underlying	Compensation
Name and Principal Position	Year	($)	($)	($)	Options	($)
Gus D. Halas (1)	2003	233,333	244,167	139,548	100,000	—
President, Chief Executive
Officer, and Chairman

Michael L. Stansberry (2) (3)	2003	100,000	—	31,893	—	200,000
Former President and Chief	2002	200,000	—	—	10,000	—
Executive Officer	2001	8,333	75,000	—	—	—

Steven J. Brading (4)	2003	183,750	—	—	25,000	—
Former Vice President,	2002	77,583	—	—	50,000	—
Chief Financial Officer,
Treasurer and Secretary

W. Hunt Hodge (5)	2003	66,000	—	17,180	10,000	—
Former Vice President –	2002	126,000	—	—	10,000	—
Human Resources

Michael T. Mino (2) (6)	2003	148,000	—	16,588	5,000	—
Vice President and	2002	165,000	—	—	—	—
Corporate Controller	2001	6,875	41,250	—	—	—

Keith A. Klopfenstein (7)	2003	70,000	—	—	5,000	—
Vice President — Operations

(1)	Mr. Halas became an employee of the Company in May 2003; his salary reflects compensation from May 2003 through December 31, 2003. Other Annual Compensation for 2003 consists of $116,358 in reimbursed moving expenses for Mr. Halas’ relocation to Houston, Texas, and an automobile allowance and reimbursed country club dues. Mr. Halas’ 2003 bonus amount includes a $215,000 performance bonus in accordance with his employment agreement, and a $29,167 bonus paid upon commencement of employment.

(2)	Messrs. Stansberry and Mino became employees of the Company upon the consummation of the merger on December 17, 2001. Their salary for 2001 reflects amounts from the date of the merger through December 31, 2001.

(3)	Mr. Stansberry’s Other Annual Compensation consists of a $15,226 automobile allowance and $16,667 in accrued vacation time paid. All Other Compensation for Mr. Stansberry for 2003 reflects a severance payment made under the terms of his employment agreement at the time of his resignation in June 2003.

(4)	Mr. Brading became an employee of the Company in July 2002; his salary for 2002 reflects compensation from July 2002 through December 31, 2002. Mr. Brading resigned from the Company in April 2004.

(5)	Mr. Hodge became an employee of the Company in January 2002 and resigned in July 2003. Mr. Hodge’s Other Annual Compensation consists of a $10,580 automobile allowance and $6,600 in accrued vacation time paid.

(6)	Mr. Mino’s Other Annual Compensation for 2003 consists of an $11,462 automobile allowance and $5,126 in country club dues.

(7)	Mr. Klopfenstein became an employee of the Company in May 2003.

     Option Grants During 2003. The following table provides certain summary information regarding options granted during 2003 to the Named Executive Officers.

	Individual Grants
		Percentage			Potential Realizable Value at
	Number of	of Total			Assumed Annual Rates of
	Securities	Options			Stock Price Appreciation
	Underlying Options	Granted to Employees			for Option Term
	Granted	In Fiscal	Exercise	Expiration
Name	(#) (1)	Year	Price ($/Sh)	Date	5% ($)	10% ($)
Gus D. Halas	100,000	39.0%	6.28	4/30/13	420,519	1,082,314
Michael L. Stansberry	25,000	9.7%	6.85	2/27/13	114,672	295,137
Steven J. Brading	25,000	9.7%	6.85	2/27/13	114,672	295,137
W. Hunt Hodge	10,000	3.9%	6.85	2/27/13	45,869	118,055
Michael T. Mino	5,000	1.9%	6.85	2/27/13	22,934	59,027
Keith A. Klopfenstein	5,000	1.9%	6.85	6/26/13	22,934	59,027

(1)	These options vest in equal increments over three years from the grant date.

     Option Exercises During 2003 and Year End Option Values. The following table sets forth information on unexercised options and the value of in-the-money, unexercised options held by the Named Executive Officers at December 31, 2003. No options were exercised by the Named Executive Officers in 2003. None of the options held by the Named Executive Officers were in-the-money as of December 31, 2003.

	Number of Securities
	Underlying
	Unexercised Options
	at Fiscal Year End (#)
Name	Exercisable	Unexercisable
Gus D. Halas	—	100,000
Michael L. Stansberry	148,176	—
Steven J. Brading	16,667	58,333
W. Hunt Hodge	—	—
Michael T. Mino	22,302	27,303
Keith A. Klopfenstein	—	5,000

Employment Agreements

     T-3 Energy has employment agreements with Gus D. Halas, its president and chief executive officer, and Michael T. Mino, its vice president and corporate controller. The agreements are for a one-year term commencing May 2003 for Mr. Halas and March 2000 for Mr. Mino, and are automatically renewed at the end of each calendar month such that the remaining term of the agreement is always one year. The employment agreements provide for annual base salaries of $350,000 for Mr. Halas and $148,000 for Mr. Mino. Both of the agreements contain non-competition covenants for two years after termination of the agreement and standard confidentiality covenants with respect to T-3 Energy’s trade secrets. The agreements also provide for monthly severance payments (i) for a period of one year equal to the employee’s monthly base salary on termination of employment by T-3 Energy other than due to death, disability or cause (as defined in the agreements) and (ii) for a period of two years equal to the employee’s monthly base salary, if, within 18 months of a change of control transaction, the executive has a material demotion in his title or responsibilities or is transferred outside of Houston, Texas, and the executive resigns within 60 days after that demotion or transfer.

Performance Graph

     The following performance graph compares the cumulative total stockholder return on our common stock to the cumulative total return on the NASDAQ Composite Index, NASDAQ Industrial Index and the PHLX Oil Service Sector Index over the period from December 31, 1998 to December 31, 2003. In the past, the Company has provided a comparison to the Standard & Poor’s Oil and Gas Drilling and Equipment Index, and the following performance graph compares the cumulative total stockholder return on the common stock to the cumulative total stockholder return on that index over the period from December 31, 1998 to December 31, 2001. However, the Standard & Poor’s Oil and Gas Drilling and Equipment Index was discontinued in 2002. As a result, the Company cannot provide a comparison of the common stock to the Standard & Poor’s Oil and Gas Drilling and Equipment Index over the period from December 31, 2001 to December 31, 2003. The graph assumes that $100 was invested on December 31, 1998 in the common stock and in each of the other indices and the reinvestment of all dividends, if any.

			S&P
			Oil & Gas
	NASDAQ	NASDAQ	(Drilling and	Philadelphia Oil
	Composite	Industrial	Equipment)	Service Index	TTES
Dec. 31, 1998	100.00	100.00	100.00	100.00	100.00
Dec. 31, 1999	185.59	171.67	134.67	166.82	29.29
Dec. 31, 2000	112.67	113.70	181.30	242.15	12.15
Dec. 31, 2001	88.95	106.51	121.84	169.11	12.29
Dec. 31, 2002	60.91	78.95	N/A	168.25	7.43
Dec. 31, 2003	91.37	122.96	N/A	182.32	6.63

Independent Auditors

     On June 24, 2002, we determined, pursuant to the authority and approval of our Board of Directors, and upon the recommendation of our Audit Committee, to dismiss Arthur Andersen LLP (“Andersen”) and to appoint Ernst & Young LLP (“EY”) as our independent auditors for fiscal year 2002.

     Andersen’s report on our financial statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. During that period and through the subsequent interim period preceding the dismissal of Andersen, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements(s), if not resolved to the satisfaction of Andersen, would have caused them to make a reference to the subject matter of the disagreements(s) in connection with their report. During that period and through the subsequent interim period preceding the dismissal of Andersen, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

     During the fiscal year ended December 31, 2001 and through the subsequent interim period preceding the dismissal of Andersen, we did not consult with EY regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and either a written report or oral advice was provided to us by EY that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 403 (a)(1)(iv) and the related instruction to Item 304) or a reportable event (as described in Regulation S-K, Item 304 (a)(1)(v)).

     No formal action is proposed to be taken at the Annual Meeting with respect to the continued employment of EY, and no such action is legally required. A representative of EY is expected to be at the Annual Meeting. The representative will have the opportunity to make a statement at the meeting if he or she wishes, and will be available to respond to appropriate questions.

Independent Auditors Fees

     The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2003 and 2002 by the Company’s independent auditors, Ernst & Young LLP:

	2003	2002
Audit Fees (a)	$349,840	$276,335
Audit Related (b)	1,624	92,224
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$351,464	$368,559

(a)	Represents fees for the annual audits and the reviews of the Company’s quarterly reports on Form 10-Q.

(b)	Represents fees for due diligence services related to proposed business acquisitions.

     Effective May 6, 2003, the Audit Committee established a policy to pre-approve all audit, audit–related, tax and other fees for services proposed to be rendered by the Company’s independent auditor prior to engagement of the auditor for that service. The Audit Committee delegated to its Chairman, Mr. Krablin, the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by the Company’s independent auditors and the associated fees, provided that the Chairman report any such pre-approvals to the full Audit Committee at its next regular meeting. Consideration and approval of such services for 2003 generally occurred in the regularly scheduled quarterly meetings of the Audit Committee.

     Pre-approved fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee. The committee previously specifically approved the 2003 annual audit and quarterly review fees.

     Prior to the engagement of Ernst & Young LLP, Arthur Andersen LLP conducted our 2002 first quarter review, for which the Company paid fees of $18,000. The Company did not incur any other fees for services performed by Arthur Andersen in 2002 through June 24, 2002.

     None of the fees paid to the independent auditors under the categories Audit Related, Tax and All Other Fees were approved by the Audit Committee pursuant to the de minimis exception established by the SEC.

Compliance With Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the forms received by us, we believe that during 2003, all filing requirements applicable to our officers, directors and greater than 10% stockholders were timely met except for the late filing of a Form 4 by SJMB, LLC and the late filing of a Form 4 by Mr. Halas disclosing one transaction each.

Certain Transactions

     The Company leases certain buildings under noncancelable operating leases from current employees of the Company. Lease commitments under these leases are approximately $109,000 for 2004. Rent expense to related parties was $253,000 for the year ended December 31, 2003.

COST OF SOLICITATION

     We will bear the costs of the solicitation of our proxies in connection with the Annual Meeting. In addition to the use of mail, proxies may be solicited by our directors, officers and regular employees, in person or by telephone or other means of communication. Our directors, officers and employees will not be compensated additionally for such solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. We are also making arrangements with brokerage houses and other custodians, nominees and fiduciaries for the delivery of solicitation material to the beneficial owners of common stock, and we will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with such services.

STOCKHOLDER PROPOSALS

     We must receive proposals by stockholders intended to be presented at the 2005 Annual Meeting of Stockholders at 13111 Northwest Freeway, Suite 500, Houston, Texas 77040, Attention: Michael T. Mino, for inclusion in our proxy statement and form of proxy relating to that meeting no later than December 24, 2004 unless the date of the 2005 Annual Meeting is changed by more than 30 days from May 27, 2005, in which case the deadline is a reasonable time prior to the time we begin to print and mail out proxy materials.

     A stockholder who wishes to make a proposal at the 2005 Annual Meeting of Stockholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in our proxy materials) must notify us of that proposal no sooner than December 24, 2004 and no later than February 22, 2005, and follow the procedures outlined in our Bylaws. If a stockholder wishes to nominate a person to be elected to the Board of Directors, such stockholder must notify us of such nomination no sooner than January 27, 2005 and no later than March 28, 2005 and follow the procedures outlined in our Bylaws. If, in either case, the date of the 2005 Annual Meeting is changed by more than 30 days from May 27, 2005, notice by the stockholder will be timely if delivered to or mailed and received at our principal executive offices not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to stockholders or the date on which it is first disclosed to the public. If a stockholder fails to timely give notice, then the persons named as proxies in the proxy cards solicited by our Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion or as directed by our management.

OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy form to vote in accordance with their best judgment on such other matters.

     A copy of our 2003 Annual Report to Stockholders, which includes copies of our Annual Report on Form 10-K for the year ended December 31, 2003, accompanies this proxy statement.

By Order of the Board of Directors,

MICHAEL T. MINO Vice President and Corporate Controller

April 28, 2004

APPENDIX A

T-3 ENERGY SERVICES, INC.

CHARTER
OF THE
AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS

I.	PURPOSE

The Audit Committee is a standing committee of the Board of Directors (the “Board”) of T-3 Energy Services, Inc., a Delaware corporation (the “Company”). Its primary function is to assist the Board in fulfilling its oversight responsibilities by:

•	Reviewing the financial reports and other financial information provided by the Company to any governmental body or the public;

•	Reviewing the Company’s system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally;

•	Reviewing the independence and performance of the Company’s independent auditors; and

•	Providing an open avenue of communication among the independent auditors, financial and senior management, and the Board.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Audit Committee has direct access to the Company’s independent auditors, other professional advisors, contractors engaged by the company and anyone in the Company. The independent auditor will report directly to the Audit Committee and the Audit Committee will be responsible for the resolution of any disagreements between management and the independent auditor regarding policies, procedures or financial reporting. The Audit Committee has authority to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

II.	COMPOSITION

The Audit Committee shall be comprised of at least three directors who shall be appointed by the Board. The Audit Committee shall only include directors who satisfy the independence requirements of the U.S. Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market, Inc. (“Nasdaq”) applicable to the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as an Audit Committee member.

Notwithstanding the foregoing, one director who (i) is not independent as defined in Rule 4200 of the listing standards of the National Association of Securities Dealers (the “NASD”), (ii) meets the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and (iii) is not a current officer or employee or a Family Member (as defined in Rule 4200 of the listing standards of the NASD) of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the Audit Committee.

All members of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Audit Committee shall have accounting or related financial management expertise and qualify as a “financial expert” in accordance with the requirements of the SEC and Nasdaq (as may be modified or supplemented). The role of the financial expert will be that of assisting the Audit Committee in overseeing the audit process, not auditing the Company.

The members of the Audit Committee shall be appointed by the Board at the annual meeting of the Board, and shall serve on the Audit Committee until the next annual meeting or until their successor is appointed. If a Chair of the Audit Committee is not appointed by the Board, the Audit Committee shall itself designate a Chair.

III.	MEETINGS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee and each of these groups believe should be discussed privately.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports and Review Procedures

1.	Review and reassess the adequacy of this Charter annually and report to the Board any recommended changes to this Charter. The Audit Committee shall submit the Charter to the full Board for approval and have the document published at least every three years in accordance with the Regulations of the SEC.

2.	Review the Company’s annual financial results prior to the release of results and/or the Company’s annual audited financial statements prior to filing with, or distribution to, the SEC, any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors. The review should include discussion with management and independent auditors of critical accounting policies and significant issues regarding accounting principles, practices, estimates and judgments.

3.	In consultation with management and the independent auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. The Audit Committee should also review findings prepared by the independent auditors, with management’s responses, the status of management’s responses to previous recommendations from the independent auditors and the status of any previous instructions to management from the Audit Committee.

4.	Review the Company’s quarterly financial results prior to the release of results and/or the Company’s quarterly financial statements prior to filing with the SEC. In connection with such review, discuss with financial management and the independent auditors, the results of the independent auditors’ review of the quarterly financial statements, any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see item 13). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of these reviews and discussions.

5.	Review with management all significant deficiencies and material weaknesses, if any, in the design or operation of internal controls, and any fraud, without regard to materiality, that involves management or any other employee who has a significant role in the Company’s internal controls.

6.	Review with independent auditors the recommendations included in their management letter, if any, and their informal observations regarding the competence and adequacy of financial and accounting procedures of the Company. On the basis of this review, make recommendations to the Board for any changes that seem appropriate.

7.	Periodically review with, and receive reports from, management and the independent auditors regarding (i) critical accounting policies and practices to be used in preparing company financial statements, (ii) all alternative treatments of financial information within GAAP discussed with management, including the ramification of such treatment and the treatment preferred by the auditors, and (iii) all other material written communication between the auditor and management.

Independent Auditors

8.	Have the authority and responsibility to appoint, select, evaluate, and, where appropriate replace the independent auditors, thus making the independent auditors ultimately accountable to the Audit Committee.

9.	Review the performance of, and approve the fees and other significant compensation to be paid to, the independent auditors’ firm.

10.	On an annual basis, ensure its receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the auditors’ objectivity and independence.

11.	Take appropriate action to oversee the independence of the independent auditors.

12.	Review the independent auditors audit plan -— discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

13.	Prior to releasing the year-end results, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

14.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Legal Compliance

15.	On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Matters

16.	Establish procedures, and be responsible, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

17.	Annually prepare a report to stockholders as required by the SEC. The report should be included in the Company’s annual proxy statement.

18.	Perform any other activities consistent with this Charter, the Company’s by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

19.	Review financial and accounting personnel succession planning with the Company.

20.	Pre-approve the retention of the independent auditor for any permitted non-audit service and the fee for such service. The Audit Committee may delegate the authority to pre-approve the retention of the independent auditor for permitted non-audit services to one or more members of the committee. Those members, if any, who have authority to pre-approve permitted non-audit services shall present the pre-approval of any permitted non-audit service to the Audit Committee at the next meeting following any such pre-approval.

The Audit Committee will establish policies and procedures for the engagement of the independent auditor to provide non-audit services. The Audit Committee will disclose in the annual proxy statement whether it has considered whether the provision of non-audit services is compatible with the auditor’s independence.

Permitted non-audit services shall include all non-audit services other than the following:

•	bookkeeping and other services related to accounting records or financial statements;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions, or contributions-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker or dealer, investment adviser or investment banking services; and

•	legal services and expert services unrelated to the audit.

•	Any other service that the Board determines, by regulation, is impermissible

21.	Review and approve all related party transactions.

22.	Annually review policies and procedures as well as audit results associated with directors’ and officers’ expense accounts and perquisites. Annually review a summary of directors’ and officers’ related party transactions and potential conflicts of interest.

23.	Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

24.	Review and assess the adequacy of the Company’s ethics, code of conduct or similar policy and report to the Board any recommended changes to such policies.

25.	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

Appendix B

T-3 ENERGY SERVICES, INC.

NOMINATING COMMITTEE CHARTER

     WHEREAS, the Board of Directors of T-3 Energy Services, Inc. (the “Company”), pursuant to Section 11 of the Company’s Bylaws, has established a committee designated the Nominating Committee (“Committee”).

     THEREFORE, BE IT RESOLVED THAT, the Board of Directors hereby reaffirms the composition, authority, responsibility, and specific duties of the Committee.

Composition

     The Committee shall be composed of at least three members of the Board of Directors. One of the members of the Committee shall be appointed Committee Chairman by the Board of Directors. Beginning with the Company’s 2002 shareholder’s annual meeting, appointments of members and Committee Chairman shall be made at the Board Meeting following the annual shareholder’s meeting.

Authority

     The Committee is granted the authority to perform each of the duties of the Committee as set forth in the bylaws and as listed under “Specific Duties” in this Charter. In addition, the Board may, from time to time, direct specific assignments to the Committee. Management, employees and consultants of the Company are directed to cooperate fully with any request for information or assistance made by members of the Committee. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities. The Committee is required to notify the Board of Directors of any intent to retain consultants and must have Board approval before entering into any consulting agreement on behalf of the Company.

Responsibility

     The Committee’s primary responsibility is to ensure that qualified candidates are presented to the Board of Directors for election as directors.

Meetings

     The Committee will hold as many regularly scheduled meetings each year and as many additional special meetings as necessary to complete their assigned duties.

Attendance

     All members of the Committee are expected to be present at all meetings. The Committee Chairman may request that members of management be present.

Minutes

     Minutes of each meeting will be prepared by the Committee, reviewed by the Secretary of the Company, approved by the Committee, and distributed to all members of the Board of Directors. The permanent file of the minutes will be maintained by the Secretary of the Company.

Specific Duties

     The Committee shall:

•	Recommend to the Board of Directors selection criteria which should be considered for membership on the Board of Directors, and periodically review, assess and recommend to the Board changes to such criteria;

•	Recommend to the Board of Directors criteria for assessing the performance of current members of the Board of Directors, and periodically review, assess and recommend to the Board changes to such criteria;

•	Seek out Director candidates meeting the selection criteria and otherwise aid in attracting highly qualified candidates as Directors;

•	Be available to the Chairman of the Board and other Directors for consultation concerning candidates as Directors;

•	Consider proposed candidates, whether submitted by Directors, officers, employees, shareholders or others, in light of the selection and performance criteria adopted by the Board of Directors;

•	Recommend to the Board of Directors the names of qualified persons to be nominated for election (or re-election) as directors prior to each annual meeting and to fill vacancies as they occur among the Directors; and

•	Periodically review and make recommendations to the Board regarding the size and composition of the Board of Directors.

Reports

     At each meeting of the Board of Directors, the Committee Chairman shall present an oral report of all Committee activities, if any, and the status of any ongoing studies and activities.

     Annually, the Committee shall review its own charter and report the results of that review and make recommendations to the Board of Directors.

Form of Proxy Card
T-3 ENERGY SERVICES, INC.

This Proxy is Solicited by the Board of Directors
For the Annual Meeting of Stockholders to be Held Thursday, May 27th, 2004

     The undersigned stockholder of T-3 Energy Services, Inc. (the “Company“) hereby appoints Gus D. Halas and Michael T. Mino, or either one or both of them, attorneys and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of T-3 Energy Services, Inc. to be held at the Company’s principal executive offices,13111 Northwest Freeway, Suite 500, Houston, Texas, 77040, on Thursday, May 27, 2004, at 10:00 a.m. (Houston Time), and at any adjournments of said meeting, all of the shares of common stock in the name of the undersigned or which the undersigned may be entitled to be vote.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

Untitled Document

Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

1.	Election of Class III Directors

WITHHOLD
	FOR the nominees	AUTHORITY
01 Ben R. Guill,	listed at left (except	to vote for the
02 Gus D. Halas, and	as marked to the	nominees listed at
03 Stephen A. Snider	contrary)	left

	☐	☐

Instructions: to withhold authority, to vote for the nominee, write that nominee’s name on the line provided below.

2.	In their discretion, on such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS III DIRECTORS AND IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR SUCH ELECTION.

The undersigned hereby acknowledges receipt of the
Notice of Annual Meeting of Stockholders and the
proxy statement furnished herewith.

Dated: , 2004

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If
stock is held in the name of more than one person,
EACH joint owner should sign. Executors,
administrators, trustees, guardians, and attorneys
should indicate the capacity in which they sign.
Attorneys should submit powers of attorney.

PLEASE SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

Ù FOLD AND DETACH HERE Ù